UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 18, 2010, Grubb & Ellis Equity Advisors, LLC, or Grubb & Ellis Equity Advisors, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor, entered into an agreement for purchase and sale of real property, or the Purchase Agreement, with White Oaks Real Estate Investments of Cape Girardeau, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, all of which are unaffiliated third parties and are collectively referred to as the Seller, for the purchase of four real properties, or the Monument LTACH Portfolio, for an aggregate purchase price of $41,695,000, plus closing costs. The Monument LTACH Portfolio consists of four separate long-term acute care hospitals: Landmark Hospital of Cape Girardeau located in Cape Girardeau, Missouri, or the Cape property, Landmark Hospital of Joplin located in Joplin, Missouri, or the Joplin property, Landmark Hospital of Columbia located in Columbia, Missouri or the Columbia property, and Landmark Hospital of Athens located in Athens, Georgia, or the Athens property. Each of the four properties is subject to different closing dates, as further discussed below.

The material terms of the Purchase Agreement provided for: (i) Grubb & Ellis Equity Advisors’ initial deposit of $750,000, which has been allocated amongst the four properties of the Monument LTACH Portfolio in the following amounts: (a) $154,000 for the Cape property; (b) $173,000 for the Joplin property; (c) $185,000 for the Columbia property; and (d) $238,000 for the Athens property and was due within three business days after the effective date of the Purchase Agreement. Such initial deposit shall be applied to the purchase price of each property of the Monument LTACH Portfolio in the respective amount and is non-refundable after the end of the due diligence period for each property, as provided for in the Purchase Agreement, except in limited circumstances; (ii) a due diligence period for the Cape property, the Joplin property and the Athens property commencing on the effective date of the Purchase Agreement and expiring on the later of 30 days following the effective date of the Purchase Agreement or July 22, 2010; (iii) a closing date for the Cape property, the Joplin property and the Athens property to occur 30 days after the expiration of the due diligence period subject to an extension period as provided for in the Purchase Agreement; and (iv) a closing date for the Columbia property to occur 45 days after the later of October 30, 2010 or the date that the Columbia property first establishes a rent coverage contingency as defined in the Purchase Agreement. When the Columbia property satisfies such rent coverage contingency, Grubb & Ellis Equity Advisors shall have 30 days to complete due diligence on the Columbia property and approve the purchase of the Columbia property. In the event that the Columbia property does not satisfy such rent coverage contingency on or before October 30, 2011, Grubb & Ellis Equity Advisors may elect either not to purchase the Columbia property or purchase the Columbia property despite the fact that such rent coverage contingency has not been satisfied. If Grubb & Ellis Equity Advisors elects to purchase the Columbia property, Grubb & Ellis Equity Advisors must provide the Seller a written notice of Grubb & Ellis Equity Advisors’ intent to do so before November 30, 2011, in which case the closing date of the Columbia property shall occur on a mutually acceptable date in December 2011. The Purchase Agreement also contained additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. Grubb & Ellis Equity Advisors may also elect to consummate the purchase of the Columbia property on any date after October 30, 2010 and prior to December 31, 2011, even if such rent coverage contingency has not been satisfied.

On July 22, 2010, Grubb & Ellis Equity Advisors entered into a first amendment to the Purchase Agreement, or the First Amendment, with the Seller. The material terms of the First Amendment provided for an acknowledgement that the owner of the Cape property is White Oaks Real Estate Investments, LLC, an affiliate of the Seller, and not White Oaks Real Estate Investments of Cape Girardeau, LLC as originally stated in the Purchase Agreement. The First Amendment also extended the due diligence period and closing date for the Cape property, the Joplin property and the Athens property to July 29, 2010 and August 23, 2010, respectively. Additionally, the First Amendment provided for Grubb & Ellis Equity Advisors’ ability to terminate the Purchase Agreement with respect to certain provisions of the Purchase Agreement specific to the Columbia property prior to the expiration of the due diligence period for the Colombia property pursuant to the Purchase agreement, as discussed above. The First Amendment also provided for an amended environmental representation by the Seller.

On July 28, 2010, Grubb & Ellis Equity Advisors entered into a second amendment to the Purchase Agreement, or the Second Amendment, with the Seller. The material terms of Second Amendment provided for revised closing dates for the Cape property, the Joplin property and the Athens property which are now August 16, 2010, August 31, 2010 and October 29, 2010, respectively. In addition, the closing date of the Columbia property shall not occur until the later of November 15, 2010 or 30 days after the expiration of the due diligence period of the Columbia property as defined in the Second Amendment.

On August 12, 2010, Grubb & Ellis Equity Advisors executed an assignment and assumption of the Purchase Agreement, or the Monument LTACH Assignment, to assign its rights, title and interest as the buyer in the Purchase Agreement, as amended, to G&E HC REIT II Monument LTACH Portfolio, LLC, our wholly owned subsidiary. On the same date, G&E HC REIT II Monument LTACH Portfolio, LLC executed an assignment and assumption of the Purchase Agreement, as amended, or the Cape Assignment, to assign its rights, title and interest as the buyer of the Cape property in the Purchase Agreement, as amended, to G&E HC REIT II Cape Girardeau LTACH, LLC, or G&E HC REIT II Cape Girardeau LTACH, a subsidiary of G&E HC REIT II Monument LTACH Portfolio, LLC and our indirect subsidiary.

Also on August 12, 2010, we, through G&E HC REIT II Cape Girardeau LTACH, acquired the Cape property, from the Seller for a purchase price of $8,181,000, plus closing costs. We financed the purchase price of the property using $6,500,000 in borrowings under our line of credit with Bank of America, N.A. and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $225,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors.

We intend to finance the purchase of the three remaining properties in the Monument LTACH Portfolio using a combination of funds raised through our initial public offering and borrowings under our line of credit with Bank of America, N.A. We also anticipate paying an acquisition fee of 2.75% of the purchase price we pay for each of the three remaining properties in the Monument LTACH Portfolio. The closings are expected to occur during the third and fourth quarters of 2010; however, no assurance can be provided that we will be able to purchase any of the three remaining properties in the Monument LTACH Portfolio in the anticipated timeframe, or at all. Furthermore, if we are unable to acquire any of the three remaining properties in the Monument LTACH Portfolio during the periods defined in the Purchase Agreement, as amended, or if the Columbia property is unable to achieve the rent coverage contingency, as discussed above, then the aggregate purchase price for the Monument LTACH Portfolio and the allocated respective purchase prices of each of the four properties of the Monument LTACH Portfolio shall be subject to adjustment and/or alternative allocation.

The material terms of the Purchase Agreement, the First Amendment, the Second Amendment, the Monument LTACH Assignment and the Cape Assignment are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 18, 2010, we issued a press release announcing the acquisition of the Cape property, the first of four properties comprising the Monument LTACH Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments of Cape Girardeau, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated June 18, 2010

10.2 First Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated July 22, 2010

10.3 Second Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated July 28, 2010

10.4 Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Monument LTACH Portfolio, LLC, dated August 12, 2010

10.5 Assignment and Assumption of Purchase Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC and G&E HC REIT II Cape Girardeau LTACH, LLC, dated August 12, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated August 18, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

August 18, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments of Cape Girardeau, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated June 18, 2010
10.2	First Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated July 22, 2010
10.3	Second Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC and White Oaks Real Estate Investments, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, dated July 28, 2010
10.4	Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Monument LTACH Portfolio, LLC, dated August 12, 2010
10.5	Assignment and Assumption of Purchase Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC and G&E HC REIT II Cape Girardeau LTACH, LLC, dated August 12, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated August 18, 2010